Exhibit 99.1

BUSINESS OVERVIEW

SB FINANCIAL GROUP, INC. SAFE HARBOR STATEMENT Certain statements within this document, which are not statements of historical fact, constitute forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward - looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking, insurance and mortgage industries, competitive factors specific to markets in which SB Financial Group and its subsidiaries operate, future interest rate levels, legislative and regulatory actions, capital market conditions, general economic conditions, geopolitical events, the loss of key personnel and other factors. Additional factors that could cause results to differ from those described above can be found in the Company’s Annual Report on Form 10 - K and documents subsequently filed by SB Financial Group with the Securities and Exchange Commission. Forward - looking statements speak only as of the date on which they are made, and SB Financial Group undertakes no obligation to update any forward - looking statement to reflect events or circumstances after the date on which the statement is made except as required by law. All subsequent written and oral forward - looking statements attributable to SB Financial Group or any person acting on its behalf are qualified by these cautionary statements. 2

SB FINANCIAL GROUP, INC. 2018 HIGHLIGHTS 3 • Net Income of $11.6 Million or $ 1.51/share • Achieved our Vision of a $1 Billion Balance Sheet • Grew net income 24.3% (Adjusted for DTL - 2017 ) • ROAA 1.23% -- 83rd percentile (11 th ) • Rank 72 out of 200 Banks according to ABA • Assets grew By $109 Million or 12.5% • Became 5 th largest mortgage producer in the greater Columbus market (2017 Volume ) • Ranked 232 nd out of 1,810 banks in the U.S., or 87 th percentile, that have done an SBA loan • Launched a corporate - wide philanthropy program – State Bank GIVES

Our Vision over the next three years is to become a $2 Billion, Russell 2000, high - performing ( > 90th percentile), independent, diversified, financial services company. Our performance will be set apart by our staff and their passion for service, our holistic approach to client care, and our commitment to the communities and investors we serve. 4 SB FINANCIAL GROUP, INC. OUR VISION

SB FINANCIAL GROUP, INC. RETURN ON AVERAGE ASSETS (ROAA) 0.00 0.25 0.50 0.75 1.00 1.25 1.50 2014 2015 2016 2017 2018 ROAA SBFG Peer Group Top Quartile* 1.23% 83 rd Percentile * Peer group consists of SNL 4Q 201 8 data for 65 publicly traded bank holding companies in the U.S. on a major exchange with assets between $500 million and $1. 315 billion. 5

• NASDAQ: SBFG • Defiance , Ohio - Headquarters Since 1902 • Corporate Staff Members - 250 • Average Daily Volume for 2018 - 6,500; 6.5 Million Common shares; 1.5 Million shares of SBFGP • Institutional Ownership: 53.4% • Market Cap: $107 million ($16.45/share 12/31/2018) $ 134 million with preferred shares $145 million ($18.02/share 3/31/19) 6 SB FINANCIAL GROUP, INC. CORPORATE OVERVIEW

SB FINANCIAL GROUP, INC. OUR ORGANIZATION & LEADERSHIP CORPORATE LEADERSHIP • Mark Klein – Chairman, President and CEO • Tony Cosentino – EVP and CFO • Ernesto Gaytan – EVP and Chief Technology Innovation and Operations Officer • Keeta Diller – SVP, Chief Enterprise Risk Management Officer REGIONAL/COMMERCIAL LEADERSHIP • Jon Gathman – EVP and Senior Leadership • David Homoelle – Regional President, Columbus • John Kendzel – Regional President, Toledo • Mark Cassin – SVP Regional Executive, BG/Findlay • Andy Farley – SVP Regional Executive, Lima • Kent Maggard – SVP Regional Executive, Fort Wayne • Tyson Moss – SVP Regional Executive – Fulton/Williams SB FINANCIAL GROUP STATE BANK SBFG TITLE, LLC 7

8 RRE $1.9 MM / 16% Retail/PCG $3.5 MM / 30% Commercial $5.1 MM / 44% WM $0.4 MM/ 4% SBA $0.7 MM / 6% NET INCOME CONTRIBUTIONS 201 8 NET INCOME $ 11.6 MILLION 201 8 ASSETS UNDER MANAGEMENT $ 2.5 BILLION COMPRISED OF: • $986 MM Commercial Bank • $1,085 MM Residential Sold Portfolio • $423 MM Wealth Management SB FINANCIAL GROUP, INC. UNIQUE QUALITIES

SB FINANCIAL GROUP, INC. KEY INITIATIVES 9 Become a Top - Decil e, Independent Financial Services Company Increase profitability through ongoing diversification of revenue streams Strengthen penetration in all markets served Expand product service utilization by new and existing customers Deliver gains in operational excellence Sustain asset quality

SB FINANCIAL GROUP, INC. KEY INITIATIVES 10 Become a Top - Decil e, Independent Financial Services Company Increase profitability through ongoing diversification of revenue streams Strengthen penetration in all markets served Expand product service utilization by new and existing customers Deliver gains in operational excellence Sustain asset quality

SB FINANCIAL GROUP, INC. REVENUE DIVERSITY HIGHLIGHTS 11 • Expanded Operating Revenue • Maintained an Asset Sensitive Balance Sheet • Grew our Fee - Based Business Lines • Generated market - leading Non - Interest Income

INCREASE PROFITABILITY THROUGH DIVERSIFICATION OF REVENUE STREAMS 12 $34.9 $33.8 $39.1 $43.7 $45.6 $49.9 $5.2 $5.3 $7.6 $8.8 $11.1 $11.6 $0 $2 $4 $6 $8 $10 $12 $14 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 $55 2013 2014 2015 2016 2017 2018 NET INCOME (MIL) REVENUE (MIL) TOTAL REVENUE/NET INCOME Other SBA Mortgage Service Charges Wealth Management Net Interest Margin Net Income

INCREASE PROFITABILITY THROUGH DIVERSIFICATION OF REVENUE STREAMS * Peer group consists of SNL 4Q 201 8 data for 65 publicly traded bank holding companies in the U.S. on a major exchange with assets between $500 million and $1. 315 billion. 13 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 2014 2015 2016 2017 2018 PERCENTAGE NII/REVENUE SBFG Peer Median Peer 75th

INCREASE PROFITABILITY THROUGH DIVERSIFICATION OF REVENUE STREAMS 14 $220 $323 $383 $316 $342 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $0 $1 $2 $3 $4 $5 $6 $7 $8 2014 2015 2016 2017 2018 MORTGAGE VOLUME (MIL) MORTGAGE GAIN ON SALE (MIL) MORTGAGE GAIN ON SALE/VOLUME NW Ohio Columbus Findlay Total $ Originations

INCREASE PROFITABILITY THROUGH DIVERSIFICATION OF REVENUE STREAMS 15 $2.4 $7.5 $6.4 $11.6 $12.2 $0 $2 $4 $6 $8 $10 $12 $14 $0.0 $0.2 $0.4 $0.6 $0.8 $1.0 $1.2 $1.4 2014 2015 2016 2017 2018 SOLD VOLUME (MIL) GAIN ON SALE (MIL) SBA GAIN ON SALE SBA Gains Loan Volume

INCREASE PROFITABILITY THROUGH DIVERSIFICATION OF REVENUE STREAMS 16 $331 $353 $378 $437 $423 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2014 2015 2016 2017 2018 AUM in (MIL) Wealth Management

INCREASE PROFITABILITY THROUGH DIVERSIFICATION OF REVENUE STREAMS 17 49% 16% 18% 7% 10% Mortgage Banking $8.2 M Service Fees $2.7 M Wealth Management $2.9 M SBA $1.1 M Other $1.7 M 201 8 NON - INTEREST INCOME $ 16.6 MILLION • Non - Interest Income to Total Revenue at 33% (92 nd Percentile) - Peer Median 19% - Top Quartile 24% * Peer group consists of SNL 4Q 201 8 data for 65 publicly traded bank holding companies in the U.S. on a major exchange with assets between $500 million and $1. 315 billion.

18 2.0% 1.5% 1.5% 1.7% 1.9% 2.2% 2.2% 2.1% 2.1% 2.2% 1.0% 1.5% 2.0% 2.5% 3.0% 2014 2015 2016 2017 2018 NET NONINTEREST EXPENSE/ AVG. ASSETS SBFG Peer Median 3.9% 3.7% 3.8% 3.7% 3.7% 1.9% 2.2% 2.3% 2.0% 1.8% 1.0% 2.0% 3.0% 4.0% 5.0% 2014 2015 2016 2017 2018 NONINTEREST INCOME AND EXPENSE/AVG. ASSETS SBFG NIE SBFG NII INCREASE PROFITABILITY THROUGH DIVERSIFICATION OF REVENUE STREAMS * Peer group consists of SNL 4Q 201 8 data for 65 publicly traded bank holding companies in the U.S. on a major exchange with assets between $500 million and $1. 315 billion.

SB FINANCIAL GROUP, INC. KEY INITIATIVES 19 Become a Top - Decil e, Independent Financial Services Company Increase profitability through ongoing diversification of revenue streams Strengthen penetration in all markets served Expand product service utilization by new and existing customers Deliver gains in operational excellence Sustain asset quality

SB FINANCIAL GROUP, INC. SCALE THROUGH ORGANIC GROWTH HIGHLIGHTS 20 • Grew Balance Sheet • Expanded our Footprint • Grew Market Share

STRENGTHEN MARKET PENETRATION IN ALL MARKETS SERVED 21

STRENGTHEN MARKET PENETRATION IN ALL MARKETS SERVED 22 Toledo $120M Findlay $60M Columbus $175M Ft. Wayne $50M Defiance $100M Total Loan and Deposit Growth Over Last 5 Years : $580M

STRENGTHEN MARKET PENETRATION IN ALL MARKETS SERVED 23 Loans (Net) 78% Securities 9% Cash & Due 5% Other 8% Commercial RE 44% HELOC 7% 1 - 4 Family 24% Agriculture 7% C&I 17% Consumer & Other 1% Loan to Deposit December 201 8 – 96 % Top Quartile Performance LOAN PORTFOLIO = $ 772 MILLION

STRENGTHEN MARKET PENETRATION IN ALL MARKETS SERVED 24 Borrowings 5% Deposits 81% Capital 13% Other 1% Time 30% MMDA 23% Savings 13% Inerest Bearing 16% Non - Interest 18% DEPOSIT PORTFOLIO = $803 MILLION Transactional deposits = 7 0 % of total deposits Weighted average cost of deposits = 70 bps

SB FINANCIAL GROUP, INC. KEY INITIATIVES 25 Become a Top - Decil e, Independent Financial Services Company Increase profitability through ongoing diversification of revenue streams Strengthen penetration in all markets served Expand product service utilization by new and existing customers Deliver gains in operational excellence Sustain asset quality

SB FINANCIAL GROUP, INC. ADDED SCOPE HIGHLIGHTS 26 • Business Line Leadership • Added more Services and more Households • Defined Communication Channels • Worked Interdependently - Referrals • Client Interaction

SB FINANCIAL GROUP, INC. BUSINESS LINE LEADERSHIP 27 RETAIL BANKING PRIVATE BANKING • Laura Kline – SVP, Client Experience Officer • Nancy Rankin – VP, Head of Retail MORTGAGE BANKING • John Cates – VP, Director of Private Banking • Mickey Cooper – SVP, Toledo • Kyle Frisch – AVP, Lima/Findlay • Susan West – VP, Columbus • Steve Watson – SVP, RRE Manager, Columbus, OH • Pam Benedict – SVP, RRE Manager, Defiance, OH • Rich Smith – S VP, RRE Manager, Indianapolis, IN • Tony Konecny – VP, RRE Manager, Findlay, OH SBA • Chris Jakyma – EVP, Chief Wealth Management Officer • David Bell – EVP, Retirement Services COMMERCIAL WEALTH MANAGEMENT • Jon Gathman – EVP, Senior Lender • Regional Presidents/Executives • Lesley Parrett – VP, Treasury Management • Keith Hedrick – VP, Leasing Sales Manager • Brandon Gerken – S VP, SBA Lending Manger • Stefan Hartman – VP, BDO • Mark Mediate – VP, BDO • David Tedford – VP, BDO

EXPAND PRODUCT UTILIZATION BY NEW AND EXISTING CUSTOMERS 28 75,154 76,847 80,513 83,593 87,202 25,381 26,076 27,368 28,590 29,562 '- 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 '- 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 2014 2015 2016 2017 2018 HOUSEHOLDS PRODUCTS & SERVICES PRODUCTS AND HOUSEHOLDS Products & Services Households Increase in total number of products from 2014 to 2018 -- 16 % Increase of households from 2014 to 2018 — 16%

EXPAND PRODUCT UTILIZATION BY NEW AND EXISTING CUSTOMERS 29 0 300 600 900 1,200 1,500 0 1,000 2,000 3,000 4,000 5,000 2010 2011 2012 2013 2014 2015 2016 2017 2018 IN - OFFICE TRANSACTIONS PER YEAR (000’S) ELECTRONIC TRANSACTIONS PER YEAR (MIL) ELECTRONIC TRANSACTIONS / IN - OFFICE TRANSACTIONS Electronic Transactions In-Store Transactions • Acceleration of electronic transactions versus in - store transactions 78 % INCREASE SINCE 20 10

EXPAND PRODUCT UTILIZATION BY NEW AND EXISTING CUSTOMERS 30 1,920 2,182 2,416 1,805 1,857 909 1,099 1,140 1,006 1,021 $48.8 $61.9 $103.5 $64.9 $92.8 $0 $20 $40 $60 $80 $100 $120 0 700 1,400 2,100 2,800 2014 2015 2016 2017 2018 NEW BUSINESS (MIL) REFERRALS REFERRALS/NEW BUSINESS Gross Closed New Business

EXPAND PRODUCT UTILIZATION BY NEW AND EXISTING CUSTOMERS 31

SB FINANCIAL GROUP, INC. KEY INITIATIVES 32 Become a Top - Decil e, Independent Financial Services Company Increase profitability through ongoing diversification of revenue streams Strengthen penetration in all markets served Expand product service utilization by new and existing customers Deliver gains in operational excellence Sustain asset quality

SB FINANCIAL GROUP, INC. DELIVER GAINS IN OPERATIONAL EXCELLENCE HIGHLIGHTS 33 • New Chief Technology Innovation Officer • Deeper Bench with New Talent • Key on Process Improvement and Resource Optimization • Strengthen “Brand” of each Business line Ecosystem

DELIVER GAINS IN OPERATIONAL EXCELLENCE 34 $665,710 $772,533 $899,710 $994,915 $1,084,678 4,950 5,632 6,414 7,051 7,586 -500 1,200 2,900 4,600 6,300 8,000 $0 $250,000 $500,000 $750,000 $1,000,000 $1,250,000 2014 2015 2016 2017 2018 NUMBER OF LOANS $ OF LOANS ($ 000s) MORTGAGE SERVICING PORTFOLIO Servicing Portfolio Number of Loans Serviced Products & Services Per Mortgage Households: 2.73

DELIVER GAINS IN OPERATIONAL EXCELLENCE 35 $325,332 $468,627 $570,631 $509,633 $522,316 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2014 2015 2016 2017 2018 LOAN GROWTH ($000s) LOAN PRODUCTION BY TYPE ($000s) LOAN PRODUCTION/LOAN GROWTH COMMERCIAL MORTGAGE CONSUMER LOAN GROWTH

SB FINANCIAL GROUP, INC. KEY INITIATIVES 36 Become a Top - Decil e, Independent Financial Services Company Increase profitability through ongoing diversification of revenue streams Strengthen penetration in all markets served Expand product service utilization by new and existing customers Deliver gains in operational excellence Sustain asset quality

SB FINANCIAL GROUP, INC. ASSET QUALITY HIGHLIGHTS 37 • Robust Loan - Review Process • Dynamic Loan - Approval Process • Portfolio Stress - Testing • Strong AQ Metrics with integration of CECL

SUSTAIN ASSET QUALITY 38 $313,786 $301,782 $339,229 $401,706 $415,864 602 682 702 748 841 0 100 200 300 400 500 600 700 800 900 $0 $100,000 $200,000 $300,000 $400,000 $500,000 2014 2015 2016 2017 2018 NUMBER OF LOANS REVIEWED $ LOANS REVIEWED (000s) LOAN REVIEW PROCESS $ Amount Loans Reviewed # of Loans Revieweed

SUSTAIN ASSET QUALITY 39 * Peer group consists of SNL 4 Q 201 8 data for 65 publicly traded bank holding companies in the U.S. on a major exchange with assets between $500 million and $ 1. 315 billion. 0.92 1.15 0.65 0.44 0.40 1.91 1.41 1.26 1.00 0.76 1.26 1.07 0.76 0.68 0.43 0.00 0.70 1.40 2.10 2014 2015 2016 2017 2018 PERCENTAGE NON - PERFORMING ASSETS / TOTAL ASSETS SBFG Peer Group Median* Top Quartile*

SUSTAIN ASSET QUALITY 40 * Peer group consists of SNL 4 Q 201 8 data for 65 publicly traded bank holding companies in the U.S. on a major exchange with assets between $500 million and $ 1. 315 billion. 0.00% 0.23% 0.45% 2014 2015 2016 2017 2018 NCO’s/AVERAGE LOANS SBFG Peer Median* Top Quartile*

SB FINANCIAL GROUP, INC. KEY INITIATIVES 41 Become a Top - Decil e, Independent Financial Services Company Increase profitability through ongoing diversification of revenue streams Strengthen penetration in all markets served Expand product service utilization by new and existing customers Deliver gains in operational excellence Sustain asset quality